    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1999


                                                       REGISTRATION NOS. 2-31417
                                                                        811-1792
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 49                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 34                                           [X]


                              VAN KAMPEN PACE FUND

 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)



      1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555


              (Address of Principal Executive Offices) (Zip Code)



                                 (630) 684-6000


               Registrant's Telephone Number, Including Area Code



                              A. THOMAS SMITH III


                           Executive Vice President,


                         General Counsel and Secretary


                          Van Kampen Investments Inc.


                                1 Parkview Plaza


                                  PO Box 5555


                     Oakbrook Terrace, Illinois 60181-5555


                    (Name and Address of Agent for Service)


                            ------------------------

                                   Copies To:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [ ]  on (date) pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)


     [X]  on October 28, 1999 pursuant to paragraph (a)(1)


     [ ]  75 days after filing pursuant to paragraph (a)(2)


     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share

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     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.

                            [VAN KAMPEN FUNDS LOGO]

                 SUBJECT TO COMPLETION -- DATED AUGUST 27, 1999

                                   VAN KAMPEN

                                   PACE  FUND



Van Kampen Pace Fund is a mutual fund with an investment objective of capital growth. The Fund's management seeks to achieve the investment objective by investing in a diversified portfolio of securities consisting primarily of common stocks that the Fund's investment adviser believes have above-average potential for capital growth.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



             This prospectus is dated                       , 1999.

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective, Policies and Risks...........   6
Investment Advisory Services.......................   9
Purchase of Shares.................................  10
Redemption of Shares...............................  16
Distributions from the Fund........................  18
Shareholder Services...............................  18
Federal Income Taxation............................  20



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective of capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing in a diversified portfolio of securities consisting primarily of common stocks of companies that the Fund's investment adviser believes have above-average potential for capital growth. The Fund emphasizes a "growth" style of investing and focuses on large, well-established companies with established records of growth in sales or earnings. In selecting securities for investment, the Fund uses a "bottom up" approach that focuses on individual stock selection rather than over economic and industry trends. The Fund may invest up to 15% of its total assets in securities of foreign issuers. The Fund may invest in certain derivatives, such as options and futures, which may subject the Fund to additional risks.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a "growth" style of investing and focuses primarily on larger, more established companies. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek capital growth over the long term.


- Do not seek current income from their investment.


- Can withstand volatility in the value of their shares of the Fund.



- Wish to add to their personal investment portfolio a fund that emphasizes a style of investing primarily on common stocks of large, well-established companies.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment and the Fund should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE



One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1989'                                                                           28.56
'1990'                                                                           -5.85
'1991'                                                                           31.73
'1992'                                                                            4.39
'1993'                                                                           10.83
'1994'                                                                            -3.7
'1995'                                                                           32.80
'1996'                                                                           20.56
'1997'                                                                           30.22
'1998'                                                                           21.98


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the ten-year period shown in the bar chart, the highest quarterly return was 20.49% (for the quarter ended December 31, 1998) and the lowest quarterly return was -14.58% (for the quarter ended September 30, 1990).



                            COMPARATIVE PERFORMANCE



As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with Standard & Poor's 500-Stock Index, a broad-based market index (consisting of 500 widely held common stocks) that the Fund's management believes is an applicable benchmark for the Fund and with the Lipper Growth Fund Index, an index of funds with similar investment objectives. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual                         Past
      Total Returns                       10 Years
         for the                             or
      Periods Ended     Past     Past       Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen Pace
    Fund -- Class A
    Shares             14.95%   18.21%     15.59%

    Standard & Poor's
    500-Stock Index         %        %          %(3)

    Lipper Growth
    Fund Index              %        %          %(4)
 .......................................................
    Van Kampen Pace
    Fund -- Class B
    Shares             16.10%   18.52%     15.04%(1)

    Standard & Poor's
    500-Stock Index         %        %          %(3)

    Lipper Growth
    Fund Index              %        %          %(4)
 .......................................................
    Van Kampen Pace
    Fund -- Class C
    Shares             20.15%   18.62%     17.80%(2)

    Standard & Poor's
    500-Stock Index         %        %          %(3)

    Lipper Growth
    Fund Index              %        %          %(4)
 .......................................................



Inception date: (1) 1/10/92, (2) 8/27/93, (3)         , (4)         .

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        5.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)    5.00%(3)      1.00%(4)
proceeds)
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
                                     Year 1-5.00%
                                     Year 2-4.00%
                                     Year 3-3.00%
                                     Year 4-2.50%
                                     Year 5-1.50%
                                      After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND
                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees          0.43%        0.43%        0.43%
 ..............................................................
Distribution and/or      0.23%        1.00%(2)     1.00%(2)
Service (12b-1)
Fees(1)
 ..............................................................
Other Expenses           0.17%        0.18%        0.18%
 ..............................................................
Total Annual Fund        0.83%        1.61%        1.61%
Operating Expenses
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         One     Three     Five      Ten
                         Year    Years    Years     Years
--------------------------------------------------------------
Class A Shares           $655     $825    $1,009    $1,541
 ..............................................................
Class B Shares           $664     $808    $1,026    $1,702*
 ..............................................................
Class C Shares           $264     $508     $ 876    $1,911
 ..............................................................


You would pay the following expenses if you did not redeem your shares:


                         One     Three     Five      Ten
                         Year    Years    Years     Years
--------------------------------------------------------------
Class A Shares           $655     $825    $1,009    $1,541
 ..............................................................
Class B Shares           $164     $508     $ 876    $1,702*
 ..............................................................
Class C Shares           $164     $508     $ 876    $1,911
 ..............................................................



* Based on conversion to Class A Shares after eight years.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of shareholders of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the investment objective by investing in a diversified portfolio of securities consisting primarily of common stocks of companies that the Fund's investment adviser believes have above-average potential for capital growth. The Fund emphasizes stocks of large, well-established companies with above-average growth rates. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.



In selecting securities for investment, the Fund focuses on common stocks of "growth" companies which generally include those companies with established records of growth in sales or earnings, that the Fund's investment advisor believes offer above-average potential for capital growth. Stocks of different types, such as "growth" or "value" stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of funds. The Fund's investment adviser uses a "bottom-up" investment approach, seeking attractive growth opportunities on an individual company basis. This approach focuses on selecting particular companies before looking at economic and industry trends.


The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include changes in the relative market performance or appreciation possibilities offered by individual securities, a change in the market trend or other factors affecting an individual security, a change in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.


                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 15% of its total assets in securities of foreign issuers. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and difficulty in enforcing contractual obligations or taking judicial action. In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. Such securities may be less liquid than the securities of domestic issuers. Such securities may also be subject to greater fluctuations in price than securities of domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Fund.

                        USING OPTIONS, FUTURES CONTRACTS

                              AND RELATED OPTIONS

The Fund may, but is not required to, use various investment strategies, including options, futures contracts and options on futures contracts, depending upon the status of the Fund's portfolio and the investment adviser's expectations concerning the securities markets.

In times of stable or rising stock prices, the Fund generally seeks to be fully invested in equity securities. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and may obtain performance equivalent to investing 100% of its assets in equity securities.

If the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to futures contracts, the Fund can engage in options (or stock index options or stock index futures options) to manage the portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from the direct investment in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these instruments that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements in an amount up to 25% of the Fund's total assets with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may invest up to 10% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund generally holds a portion of its assets in investment grade short-term debt securities and investment grade corporate and government bonds in order to provide for liquidity (collectively "temporary investments"). Investment grade short-term debt securities include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Investment grade bonds include bonds rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P"). The market prices of debt securities can be expected to vary inversely with changes in prevailing interest rates. The market prices of long-term debt securities tend to fluctuate more in response to changes in interest rates than short-term debt securities. Securities rated Baa by Moody's or BBB by S&P are considered by such rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Fund's investment adviser believes the potential for capital appreciation has lessened or otherwise. The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. Increases in the Fund's transactions costs would impact the Fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. The Fund may not achieve its investment objective if it takes a defensive position.



YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. These risks may be more acute in certain foreign countries, particularly emerging markets countries. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Asset Management Inc. Corp. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $1 billion          0.50 of 1.00%
 ...............................................
    Next $1 billion           0.45 of 1.00%
 ...............................................
    Next $1 billion           0.40 of 1.00%
 ...............................................
    Over $3 billion           0.35 of 1.00%
 ...............................................



Applying this fee schedule, the effective advisory fee rate was 0.43% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 1999.



Under the Advisory Agreement, the adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by John Cunniff. Mr. Cunniff has been Vice President and Senior Portfolio Manager of the Adviser and Advisory Corp. since October 1995. Prior to that time, Mr. Cunniff was Vice President and Portfolio Manager of Templeton Quantitative Advisors. Mr. Cunniff received his BS from Johns Hopkins University, his MSE from Princeton University, and his MBA in finance from Columbia University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. Thomas Copper is co-manager for the day-to-day management of the Fund's investment portfolio. Mr. Copper has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since March 1998, Assistant Vice President of the Adviser and Advisory Corp. since June 1995, and has been employed by the Adviser since 1986. Prior to that time, Mr. Copper was a high yield bond analyst for Tenneco Financial Services. Mr. Copper received his BA degree in

Economics from Tulane University and his MBA in Finance from Baylor University. He is a Chartered Financial Analyst and a member of the Association for Investment Management Research.

                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day in which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate net asset value per share and adjust the offering price more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ"), (iii) valuing unlisted securities at the last quoted bid price and
(iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Securities with remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.


The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $50,000          5.75%          6.10%
 ..........................................................
    $50,000 but less than
    $100,000                   4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gains dividends.


Under the Distribution Plan and Service Plan, the Fund may spend a total of 0.25% per year of the average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares for the ongoing provision of services to Class A shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares for the ongoing provision of services to Class B shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares for ongoing provision of services to Class C shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that such shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of income. The Fund's present policy, which may be changed at any time by the Board of Trustees, is to distribute all or substantially all of this income, less expenses, at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders as capital gains dividends at least annually. As in the case of dividends, capital gains dividends are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.


When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these instructions see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding or disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                   Class A Shares
                                                                                Year Ended June 30,
                                                                  1999       1998       1997     1996(a)    1995(a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................                $13.872     $11.92     $11.62     $11.05
                                                                --------   --------   --------   --------   --------
 Net Investment Income......................................                   .122       .132        .12        .14
 Net Realized and Unrealized Gain/Loss......................                  3.541      3.191       2.09       1.85
                                                                --------   --------   --------   --------   --------

Total from Investment Operations............................                  3.663      3.323       2.21       1.99
                                                                --------   --------   --------   --------   --------

Less:
 Distributions from and in Excess of Net Investment
   Income...................................................                   .144       .121        .15      .1225
 Distributions from Net Realized Gain.......................                  2.420      1.250       1.76     1.2975
                                                                --------   --------   --------   --------   --------
Total Distributions.........................................                  2.564      1.371       1.91       1.42
                                                                --------   --------   --------   --------   --------

Net Asset Value, End of the Period..........................                $14.971    $13.872     $11.92     $11.62
                                                                ========   ========   ========   ========   ========

Total Return(b).............................................                 29.89%     30.06%     20.48%     20.62%
Net Assets at End of the Period (In millions)...............               $3,661.4   $2,992.2   $2,534.3   $2,279.4
Ratio of Expenses to Average Net Assets(c)..................                   .88%       .97%       .94%      1.04%
Ratio of Net Investment Income to Average Net Assets(c).....                   .80%      1.01%      1.02%      1.24%
Portfolio Turnover..........................................                    67%       144%       213%       248%

                                                                                   Class B Shares
                                                                                Year Ended June 30,
                                                                  1999       1998       1997     1996(a)    1995(a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................                $13.730    $11.81      $11.53     $10.96
                                                                --------    -------   -------      ------    -------
 Net Investment Income......................................                   .045      .046         .02        .05
 Net Realized and Unrealized Gain/Loss......................                  3.466     3.151        2.07       1.85
                                                                --------    -------   -------      ------    -------
Total from Investment Operations............................                  3.511     3.197        2.09       1.90
                                                                --------    -------   -------      ------    -------
Less:
 Distributions from and in Excess of Net Investment
   Income...................................................                   .055      .027         .05      .0325
 Distributions from Net Realized Gain.......................                  2.420     1.250        1.76     1.2975
                                                                --------    -------   -------      ------    -------
Total Distributions.........................................                  2.475     1.277        1.81       1.33
                                                                --------    -------   -------      ------    -------
Net Asset Value, End of the Period..........................                $14.766   $13.730      $11.81     $11.53
                                                                ========    =======   =======      ======    =======
Total Return(b).............................................                 28.92%    29.08%      19.44%     19.73%
Net Assets at End of the Period (In millions)...............                 $140.3     $95.5       $72.1      $53.0
Ratio of Expenses to Average Net Assets(c)..................                  1.66%     1.74%       1.75%      1.84%
Ratio of Net Investment Income to Average Net Assets(c).....                   .03%      .23%        .21%       .44%
Portfolio Turnover..........................................                    67%      144%        213%       248%

                                                                                   Class C Shares
                                                                                Year Ended June 30,
                                                                  1999       1998       1997     1996(a)    1995(a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................               $13.752    $11.83      $11.52     $10.99
                                                                --------   -------   -------      ------    -------
 Net Investment Income......................................                  .028      .036         .02        .05
 Net Realized and Unrealized Gain/Loss......................                 3.482     3.163        2.10       1.81
                                                                --------   -------   -------      ------    -------
Total from Investment Operations............................                 3.510     3.199        2.12       1.86
                                                                --------   -------   -------      ------    -------
Less:
 Distributions from and in Excess of Net Investment
   Income...................................................                  0.55      .027         .05      .0325
 Distributions from Net Realized Gain.......................                 2.420     1.250        1.76     1.2975
                                                                --------   -------   -------      ------    -------
Total Distributions.........................................                 2.475     1.277        1.81       1.33
                                                                --------   -------   -------      ------    -------
Net Asset Value, End of the Period..........................               $14.787   $13.752      $11.83     $11.52
                                                                ========   =======   =======      ======    =======
Total Return(b).............................................                28.87%    29.04%      19.74%     19.27%
Net Assets at End of the Period (In millions)...............                 $11.7      $7.0        $4.5       $2.2
Ratio of Expenses to Average Net Assets(c)..................                 1.66%     1.74%       1.75%      1.84%
Ratio of Net Investment Income to Average Net Assets(c).....                  .04%      .23%        .15%       .44%
Portfolio Turnover..........................................                   67%      144%        213%       248%



(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.


                   See Financial Statements and Notes thereto

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                              VAN KAMPEN PACE FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                        VAN KAMPEN ASSET MANAGEMENT INC.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.

                                 PO Box 218256


                           Kansas City, MO 64121-8256


                           Attn: Van Kampen Pace Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                           Attn: Van Kampen Pace Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                           PRICEWATERHOUSECOOPERS LLP


                            200 East Randolph Drive

                               Chicago, IL 60601

                                  VAN  KAMPEN

                                   PACE  FUND


                                   PROSPECTUS

                                             , 1999

                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-1792.
                                                                              PF
PRO 10/99

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post- effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION--DATED AUGUST 27, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                                   PACE FUND



     Van Kampen Pace Fund (the "Fund") is a mutual fund with an investment objective of capital growth. The Fund's management seeks to achieve the investment objective by investing in a diversified portfolio of securities consisting primarily of common stocks of companies that the Fund's investment adviser believes have above-average potential for capital growth.



     The Fund is organized as a diversified series of the Van Kampen Pace Fund, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS

                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-3
Options, Futures Contracts and Related Options..............    B-6
Investment Restrictions.....................................    B-12
Trustees and Officers.......................................    B-15
Investment Advisory Agreement...............................    B-24
Other Agreements............................................    B-25
Distribution and Service....................................    B-26
Transfer Agent..............................................    B-29
Portfolio Transactions and Brokerage Allocation.............    B-30
Shareholder Services........................................    B-32
Redemption of Shares........................................    B-34
Contingent Deferred Sales Charge-Class A....................    B-35
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-35
Taxation....................................................    B-37
Fund Performance............................................    B-42
Other Information...........................................    B-45



    THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED                , 1999.

GENERAL INFORMATION


     The Fund was originally incorporated in Delaware on December 2, 1968 under the name American Capital Pace Fund, Inc. The Fund was reincorporated by merger into a Maryland corporation on December 30, 1982, under the same name. As of August 31, 1995, the Fund was reorganized under the name Van Kampen American Capital Pace Fund as a series of the Trust. The Trust is a business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.



     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of                , 1999, no person was known by the Fund to own
beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund.



       NAME AND ADDRESS                             NUMBER OF
       OF RECORD HOLDER          CLASS OF SHARES   SHARES HELD    PERCENT OF CLASS
       ----------------          ---------------   -----------    ----------------
Van Kampen Trust Company
  2800 Post Oak Blvd.
  Houston, TX 77056



     Van Kampen Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. The Fund may invest an amount up to 25% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate is the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES


     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days, and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



FOREIGN SECURITIES



     The Portfolios also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.


OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS


     The Fund may, but is not required to, use various investment strategies as described below to facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the

Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.

     The Fund also may invest in foreign stock index futures traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS TRANSACTIONS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Make loans, except that the Fund may purchase bonds, debentures or other debt securities of the type commonly offered privately to, and purchased by, financial institutions in an amount not exceeding 10% of its total assets, and except that the Fund may invest in repurchase agreements in an amount not exceeding 25% of its total assets. The purchase of publicly distributed bonds and debentures shall not constitute the making of loans;

      2. Invest in securities of other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act, as amended from time to time, or
         (iii) an exemption or other relief from the provisions of the 1940 Act;

      3. Invest in securities of any company if any officer or director/trustee of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors/trustees who own more than 1/2 of 1% in the aggregate own more than 5% of the outstanding securities of such company;

      4. Invest in real estate, (although the Fund may acquire securities of issuers that invest in real estate,) commodities or commodity contracts except that the Fund may enter into transactions in futures contracts or related options;

      5. Invest in securities of a company for the purpose of exercising control of management, although the Fund retains the right to vote securities held by it; except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act;

      6. Engage in the underwriting of securities of other issuers, except that in connection with the disposal of an investment position the Fund may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933 (the "1933 Act");

      7. Make any investment which would cause more than 25% of its assets to be invested in securities issued by companies principally engaged in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company;

      8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act;

      9. Pledge any of its assets, except that the Fund may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Fund's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts or related options, segregate or deposit assets to cover or secure options written and make margin deposits and payments for futures contracts and related options;

     10. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities, securities for which market quotations are not readily available, and repurchase agreements which have a maturity of longer than seven days; or

     11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

The Fund is subject to the following policies, which may be amended by its Trustees. In addition to such policies set forth in the Fund's Prospectus, the Fund shall not:

      1. Make short sales, unless at the time of the sale it owns an equal amount of such securities;

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

      3. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures and related options, segregate or deposit assets to cover or secure options written on long futures positions and make margin deposits and payments for futures contracts and related options;

      4. Invest in interests in oil, gas, mineral exploration or development programs, although the Fund may acquire securities of companies that engage in these businesses;

      5. Invest more than 5% of its assets in the securities of any one issuer other than the United States government except that the Fund may invest in other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      6. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 15% of the value of the Fund's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment; or

      7. Invest more than 5% of the market value of its total assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations provided except that the Fund may invest in other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                      Principal Occupations or
Name, Address and Age                                Employment in Past 5 Years
---------------------                                --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
                                            Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
Barrington Place, Building 4                company. Trustee/Director of each of the
18 E. Dundee Road, Suite 101                funds in the Fund Complex. Prior to January
Barrington, IL 60010                        1999, Chairman and Chief Executive Officer of
Date of Birth: 09/16/38                     The Allstate Corporation ("Allstate") and
                                            Allstate Insurance Company. Prior to January
                                            1995, President and Chief Executive Officer
                                            of Allstate. Prior to August 1994, Mr. Choate
                                            held various management positions at
                                            Allstate.

                                                      Principal Occupations or
Name, Address and Age                                Employment in Past 5 Years
---------------------                                --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation, Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Trustee of the TCW/DW Funds, Director of the
                                            Morgan Stanley Dean Witter Funds and
                                            Trustee/Director of other funds in the Fund
                                            Complex. Prior to March 1999, Chairman, Chief
                                            Executive Officer, President and Director of
                                            Morgan Stanley Dean Witter Distributors, Inc.
                                            Prior to January 1999, Chairman of Dean
                                            Witter Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, President and Chief Operating
                                            Officer of Morgan Stanley Dean Witter
                                            Individual Asset Management and Director of
                                            Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the
                                            National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq
                                            Stock Market, Inc.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
                                            President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Trustee/Director of
Washington, D.C. 20016                      each of the funds in the Fund Complex.
Date of Birth: 02/29/52                     Formerly, advisor to the Dennis Trading Group
                                            Inc. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation,
                                            a private foundation.

                                                      Principal Occupations or
Name, Address and Age                                Employment in Past 5 Years
---------------------                                --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage
                                            Services Inc., a member of the National
                                            Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Don G. Powell*............................  Currently a member of the Board of Governors
2800 Post Oak Blvd.                         and Executive Committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Trustee/ Director of certain
                                            open-end investment companies in the Fund
                                            Complex and Trustee/Managing General Partner
                                            of other funds advised by the Advisers or Van
                                            Kampen Management Inc. Immediate past
                                            Chairman of the Investment Company Institute.
                                            Prior to January 1999, Chairman and Director
                                            of Van Kampen Investments, the Advisers, the
                                            Distributor, and Investor Services and
                                            Director or officer of certain other
                                            subsidiaries of Van Kampen Investments. Prior
                                            to July 1998, Director and Chairman of VK/AC
                                            Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and
                                            Director of VK/AC Holding, Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Trustee/ Director
                                            of each of the funds in the Fund Complex.
                                            Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing
                                            company. Formerly, President, Chief Executive
                                            Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services
                                            company.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
Name, Address and Age                                Employment in Past 5 Years
---------------------                                --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Suzanne H. Woolsey, Ph.D..................  Chief Operating Officer of the National
2101 Constitution Ave., N.W.                Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company.
                                            Director and former Chairman of the German
                                            Marshall Fund of the United States Trustee of
                                            Colorado College, Vice Chair of the Board of
                                            the Council for Excellence in Government.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and
                                            Social Sciences and Education at the National
                                            Academy of Sciences/ National Research
                                            Council. Prior to 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com
Sears Tower                                 Corporation, which provides information
233 South Wacker Drive                      access products and network system solutions,
Suite 9700                                  COMARCO, Inc., a wireless communications
Chicago, IL 60606                           products company and APAC Customer Services,
Date of Birth: 10/29/53                     Inc., a provider of outsourced customer
                                            contact services. Trustee/Director of each of
                                            the funds in the Fund Complex. Prior to May
                                            1996, President of Advance Ross Corporation,
                                            an international transaction services and
                                            pollution control equipment manufacturing
                                            company.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Powers, McDonnell, Smith, Hegel, Sullivan, Wood and Wetherell are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Richard F. Powers III................  President and Chief Executive Officer of Van
  Date of Birth: 02/02/46              Kampen Investments. President of each of the
  President                            Funds in the Fund Complex. Prior to May 1998,
                                       Executive Vice President and Director of
                                       Marketing at Morgan Stanley Dean Witter and
                                       Director of Dean Witter Discover & Co. and Dean
                                       Witter Realty. Prior to 1996, Director of Dean
                                       Witter Reynolds Inc.

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  Chief Investment Officer and         Officer and Director of the Advisers, Van Kampen
  Executive Vice President             Advisors Inc., and Van Kampen Management Inc.
                                       Chief Investment Officer and Executive Vice
                                       President of each of the funds in the Fund
                                       Complex. President, Chairman of the Board and
                                       Trustee/Managing General Partner of other
                                       investment companies advised by the Advisers or
                                       Van Kampen Management Inc. Prior to July 1998,
                                       Director and Executive Vice President of VK/AC
                                       Holding, Inc. Prior to April 1998, President and
                                       Director of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Mr. McDonnell was
                                       Director of Van Kampen Merritt Equity Holdings
                                       Corp. Prior to September 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM
                                       Group, Inc. and McCarthy, Crisanti & Maffei, Inc.
                                       a financial research firm, and Chairman and
                                       Director of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Vice President and Secretary         the Advisers, Van Kampen Advisors Inc., Van
                                       Kampen Management Inc., the Distributor, American
                                       Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services
                                       Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System
                                       Inc. Vice President and Secretary of each of the
                                       funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates. Prior to January 1999, counsel
                                       to New York Life Insurance Company ("New York
                                       Life"), and prior to March 1997, Vice President
                                       and Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel
                                       of The Dreyfus Corporation. Prior to August 1991,
                                       Senior Associate, Willkie Farr & Gallagher. Prior
                                       to January 1989, Mr. Smith was a Staff Attorney
                                       at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of
                                       Chief Counsel.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Vice President of each of the funds in the
                                       Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial
                                       research company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for
  Date of Birth: 11/16/40              equity investments at the Advisers. Vice
  Vice President                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President, Senior
                                       Portfolio Manager with AIM Capital Management,
                                       Inc. Prior to February 1998, Senior Vice
                                       President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital
                                       Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Deputy General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") holds the same position with each of the funds in the Fund Complex. Messrs. DeMartini and Powell hold the same position with each of the Funds in the Fund Complex except for the Van Kampen Technology Fund. As of the date of this Statement of Additional Information, there are 66 operating funds in the Fund Complex. Each Non-Affiliated Trustee is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                        Fund Complex
                                         -------------------------------------------
                                                                         Aggregate
                                                          Aggregate      Estimated
                                                         Pension or       Maximum          Total
                                           Aggregate     Retirement       Annual       Compensation
                           Year First    Compensation     Benefits     Benefits from      before
                          Appointed or      before       Accrued as      the Fund      Deferral from
                           Elected to    Deferral from     Part of         Upon            Fund
        Name(1)            the Board     the Trust(2)    Expenses(3)   Retirement(4)    Complex(5)
        -------           ------------   -------------   -----------   -------------   -------------
J. Miles Branagan             1991          $5,456         $35,691        $60,000        $125,200
Jerry D. Choate(5)            1999               0               0         60,000               0
Linda Hutton Heagy            1995           5,456           3,861         60,000         112,800
R. Craig Kennedy              1995           5,456           2,652         60,000         125,200
Jack E. Nelson                1995           5,456          18,385         60,000         125,200
Phillip B. Rooney             1997           4,256           6,002         60,000         125,200
Dr. Fernando Sisto            1991           5,456          68,615         60,000         125,200
Wayne W. Whalen               1995           5,456          12,658         60,000         125,200
Suzanne H. Woolsey(5)         1999               0               0         60,000               0
Paul G. Yovovich(5)           1998           2,834               0         60,000          25,300


------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended June 30, 1999. The following trustees deferred compensation from the Fund during the fiscal
    year ended June 30, 1999: Mr. Branagan, $      ; Ms. Heagy, $     ; Mr.
    Kennedy, $      ; Mr. Nelson, $      ; Mr. Rooney, $      ; Dr. Sisto,
    $      ; Mr. Whalen, $      and Mr. Yovovich, $      . Amounts deferred are
    retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended June 30, 1999 is as follows: Mr.
    Branagan, $       ; Dr. Caruso, $   ; Mr. Gaughan, $       ; Ms. Heagy,
    $       ; Mr. Kennedy, $       ; Mr. Miller, $       ; Mr. Nelson, $       ;
    Mr. Rees, $       ; Mr. Robinson, $       ; Mr. Rooney, $       ; Dr. Sisto,
    $       ; Mr. Whalen, $       ; and Mr. Yovovich, $       . The deferred
    compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.



(5) Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a complete year of information to report. Mr. Choate and Dr. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have any prior year information to report in the table. The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of           , 1999, the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.


INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the cost of the Fund's accounting services, including the compensation of the Fund's treasurer and other accounting personnel, the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.


     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



              AVERAGE DAILY NET ASSETS                    % PER ANNUM
              ------------------------                    -----------
First $1 billion.....................................     0.50 of 1.00%
Next $1 billion......................................     0.45 of 1.00%
Next $1 billion......................................     0.40 of 1.00%
Over $3 billion......................................     0.35 of 1.00%


     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed 1.5% of the first $30 million of the Fund's average daily net assets plus 1% of any excess over $30 million, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended June 30, 1999, 1998 and 1997, the Adviser received approximately $16,204,200, $15,236,400 and $12,472,400, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.

     During the fiscal years ended June 30, 1999, 1998 and 1997, Advisory Corp. received approximately $806,300, $424,800 and $370,300, respectively, in accounting services fees from the Fund.



DISTRIBUTION AND SERVICE



     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended June 30, 1999........................       $2,951,169         $347,428
Fiscal year ended June 30, 1998........................       $2,388,642         $373,660
Fiscal year ended June 30, 1997........................       $2,100,107         $292,564


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of

  1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other
shareholders of such class. As of June 30, 1999, there were $          and
$     of unreimbursed distribution-related expenses with respect to Class B
Shares and Class C Shares, respectively, representing    % and    % of the
Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended June 30, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $8,380,034 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal year ended June 30, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,383,670 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,039,727 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $343,943 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended June 30, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $116,071 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $57,107 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $58,964 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements with the following firm: (i) Merrill Lynch, Pierce, Fenner & Smith Inc. and Smith Barney, Inc. Shares of the Fund shall be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact such firms mentioned above for further information concerning such program(s) including, but not limited to, minimum size and operational requirements.



TRANSFER AGENT



     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. During the fiscal years ended June 30, 1999, 1998 and 1997, Investor Services received fees aggregating approximately $3,631,900, $4,409,800 and $4,496,200, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:



     Commissions Paid:



                                                                          Affiliated Brokers
                                                                          ------------------
                                                                All        Morgan     Dean
                                                              Brokers     Stanley    Witter
                                                              -------     -------    ------
Fiscal year ended June 30, 1999...........................   $7,540,105   $164,100   $     0
Fiscal year ended June 30, 1998...........................   $5,141,222   $  1,001       N/A
Fiscal year ended June 30, 1997...........................   $8,351,024   $180,596   $25,540
Fiscal 1999 Percentages:
  Commissions with affiliate to total commissions.........                    2.18%        0%
  Value of brokerage transactions with affiliate to total
    transactions..........................................                       0%        0%



     During the fiscal year ended June 30, 1999, the Fund paid $5,635,508 in brokerage commissions on transactions totaling $4,490,688,987 to brokers selected primarily on the basis of research services provided to the Adviser.

SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


EXCHANGE PRIVILEGE



     The following information supplements the section in the Fund's Prospectus under the same heading. Beginning December 1, 1999, all shareholders will be limited to eight (8) exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight (8) exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests will not be processed. Exchange privileges will be restored when the account history shows fewer than eight (8) exchanges in the rolling 364-day period.



     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.


REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employer pursuant to Treasury Regulation Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER


     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which is the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


NON-U.S. SHAREHOLDERS


     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     Final United States Treasury regulations, effective for payments made after December 31, 2000, may affect the procedures to be followed by Non-U.S. Shareholders in establishing foreign status for purposes of the withholding, backup withholding and information reporting rules. Prospective investors should consult their tax advisors concerning the applicability and effect of such Treasury Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 8.50% prior to June 12, 1989, actual Fund total return for shares purchased prior to such date would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact that no 12b-1 fees were incurred prior to October 1, 1989.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     The Fund seeks to remain invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen Investments believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study form 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found the investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested other than with a professional representative. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.


CLASS A SHARES



     The Fund's average annual total return assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended June 30, 1999 was 7.14%, (ii) the five-year period ended June 30, 1999 was 21.34% and (iii) the ten-year period ended June 30, 1999 was 14.71%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to June 30, 1999 was 4351.38%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to June 30, 1999 was 4626.56%.



CLASS B SHARES



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended June 30, 1999 was 7.79%, (ii) the five-year period ended June 30, 1999 was 21.70% and (iii) the approximately seven-year, five-month period since January 10, 1992, the commencement of distribution for Class B Shares of the Fund, through June 30, 1999 was 15.09%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to June 30, 1999 was 185.75%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to June 30, 1999 was 185.75%.

CLASS C SHARES



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended June 30, 1999 was 11.91%, (ii) the five-year period ended June 30, 1999 was 21.81% and (iii) the approximately five-year, ten-month period since August 27, 1993, the commencement of distribution for Class C Shares of the Fund, through June 30, 1999 was 17.64%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to June 30, 1999 was 158.25%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to June 30, 1999 was 158.25%.



     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                           PART C. OTHER INFORMATION


ITEM 23. EXHIBITS.

           (a)(1)        First Amended and Restated Agreement and Declaration of
                         Trust(1)
              (2)        Second Certificate of Amendment(3)
              (3)        Second Amended and Restated Certificate of Designation(3)
           (b)           Amended and Restated Bylaws(1)
           (c)(1)        Specimen Class A Shares Certificate(3)
           (c)(2)        Specimen Class B Shares Certificate(3)
           (c)(3)        Specimen Class C Shares Certificate(3)
           (d)           Investment Advisory Agreement(2)
           (e)(1)        Distribution and Service Agreement(2)
              (2)        Form of Dealer Agreement(2)
              (3)        Form of Broker Fully Disclosed Clearing Agreement(1)
              (4)        Form of Bank Fully Disclosed Clearing Agreement(1)
           (f)(1)        Form of Trustee Deferred Compensation Plan(4)
              (2)        Form of Trustee Retirement Plan(4)
           (g)(1)        Custodian Contract(2)
           (h)(1)        Transfer Agency and Service Agreement(2)
           (h)(2)        Fund Accounting Agreement(2)
           (i)           Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                         (Illinois)(1)
           (j)           Consent of PricewaterhouseCoopers LLP++
           (m)(1)        Plan of Distribution Pursuant to Rule 12b-1(1)
              (2)        Form of Shareholder Assistance Agreement(1)
              (3)        Form of Administrative Services Agreement(1)
              (4)        Service Plan(1)
           (n)           Amended Multi-Class Plan(2)
           (p)           Power of Attorney+
           (z)(1)        List of certain investment companies in response to Item
                         29(a)+
              (2)        List of officers and directors of Van Kampen Funds Inc. in response to Item 29(b)+


---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File No. 2-31417, filed October 25, 1996.



(2) Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A, File No. 2-31417, filed October 27, 1997.



(3) Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A, File No. 2-31417, filed September 29, 1998.



(4) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File Nos. 2-12685 and 811-754, filed April 29, 1999.


+   Filed herewith.


++  To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.


     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.


     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statue or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.



     See also "Investment Advisory Agreement" in the Statement of Additional Information.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit(z)(1) incorporated by reference herein.



     (b) Van Kampen Funds Inc., is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the trustees and officers thereof are set forth in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required by the Registrant by
Section 31 (a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555; and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN PACE FUND, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 27th day of August, 1999.



                                      VAN KAMPEN PACE FUND



                                      By:      /s/ A. THOMAS SMITH III

                                         ---------------------------------------

                                              A. Thomas Smith III Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on August 27, 1999 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*               President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate

              /s/ RICHARD M. DEMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                    Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                     SIGNATURES                                            TITLE
                     ----------                                            -----

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

                /s/ PAUL G. YOVOVICH*                  Trustee
-----------------------------------------------------
                  Paul G. Yovovich
------------
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

               /s/ A. THOMAS SMITH III                                                August 27, 1999
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 49 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                               ON AUGUST 27, 1999



EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
    (p)   Power of Attorney
 (z)(1)   List of certain investment companies in response to Item
             29(a).
    (2)   List of officers and directors of Van Kampen Funds Inc. in response to Item 29(b).